Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to quarterly report on Form 10-Q of Advanced Technology Acquisition Corp. (the “Company”) for the three month period ended June 30, 2007 originally filed with the Securities and Exchange Commission on August 14, 2007 (the “Report”), I, Liora Lev, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Liora Lev
Liora Lev
Advanced Technology Acquisition Corp.
Chief Executive Officer

October 1, 2007